COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio - Small Cap Value Fund

(the “Fund”)

Supplement dated December 28, 2012 to the Prospectus and

Statement of Additional Information, each dated May 1, 2012, as supplemented

Portfolio Manager Change

Effective December 31, 2012, Stephen D. Barbaro will no longer serve as a portfolio manager of the Fund. Jeremy H. Javidi and John S. Barrett will continue managing the Fund, with Mr. Javidi as lead manager. Accordingly, the prospectus and statement of additional information for the Fund are modified, effective December 31, 2012, to remove all references to Mr. Barbaro.

Shareholders should retain this Supplement for future reference.

C-1501-3 A (12/12)